UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: August 2, 2005
(DATE OF EARLIEST EVENT REPORTED)

REMINGTON OIL AND GAS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-11516 (Commission File No.)	75-2369148 (IRS Employer Identification Number)

8201 PRESTON ROAD — SUITE 600 Dallas, Texas (Address of principal executive offices)	75225-6211 (Zip Code)

(214) 210-2650
Registrant’s Telephone Number Including Area Code

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 2, 2005, Remington Oil and Gas Corporation issued the Press Release appended to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein. The press release announces the Company’s financial results for the second quarter 2005.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

Exhibit
No.	Description
99.1	— Press Release of Remington Oil and Gas Corporation dated August 2, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remington Oil and Gas Corporation
	By:	/s/ JAMES A. WATT
James A. Watt
Chairman and Chief Executive Officer

Date: August 5, 2005

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION
99.1	— Press Release of Remington Oil and Gas Corporation dated August 2, 2005.